PROSPECTUS SUPPLEMENT
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company

Supplement dated September 14, 2026,
to
Prospectuses dated May 1, 2026,
for
Stag Protector® Variable Universal Life and Stag Variable Life Artisan Policies

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On September 4, 2026, the Putnam VT Government Money Market Fund and the Putnam VT Global Asset Allocation Fund (“the Funds”) have restated their expenses. The rows for the Funds in APPENDIX A: Funds Available Under the Policy are hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Global/International	*Putnam VT Global Asset Allocation Fund (Class IA) - Franklin Advisers, Inc. / Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.61%^	14.69%	8.67%	8.71%
Money Market	*[2]Putnam VT Government Money Market Fund (Class IA) - Franklin Advisers, Inc. / Putnam Investment Management, LLC and Franklin Templeton Investment Management Limited	0.36%^	3.95%	2.96%	1.87%
^ The Fund’s annual current expense reflects temporary fee reductions.
* Closed to new and subsequent premium payments and transfers of Account Value.
2 In a low interest rate environment, yields for money market Funds, after deduction of Policy charges may be negative even though the Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a money market Sub-Account or participate in an asset allocation program where Account Value is allocated to a money market Sub-Account, that portion of your Account Value may decrease in value.

To obtain a copy of the current prospectus or updating summary prospectus, please visit
www.policyowner-services.com/productperformance or call 800-231-5453.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP258
HLP-203, HLP-205